==============================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 5, 2002
                Date of Report: (Date of earliest event reported)


                         Commission File Number: 0-19024




                                 FRONTSTEP, INC.
             (Exact name of registrant as specified in its charter)


              OHIO                                           31-1083175
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                         Identification Number)

              2800 CORPORATE EXCHANGE DRIVE
                     COLUMBUS, OHIO                              43231
        (Address of principal executive offices)              (Zip Code)


                                 (614) 523-7000
              (Registrant's telephone number, including area code)



===============================================================================

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ITEM 5.  OTHER EVENTS.

         Frontstep, Inc. (the "Company" or "Frontstep") is 1) restating its Statements of Operations and its Balance Sheets for the year ended June 30, 2001 and for the nine months ended March 31, 2002 (the "Restatement"); and 2) reclassifying the presentation of certain costs in its Statement of Operations for the years ended June 30, 2000 and 2001 (the "Reclassification").

         The Restatement is being made to correct the previously reported financial results due to an isolated error in third-party software used by the Company which affected the timing of recognition of revenue from renewals of the Company's maintenance and support contracts during those reported periods. The final fiscal quarter ended June 30, 2002 was not affected by the error. For the nine-month period of fiscal 2002, which ended March 31, 2002, the impact of this error was $312,000 on reported revenue of $70,457,000, or a net change of 0.4%. The Company believes that the impact of this restatement to future periods is positive since the balance of deferred revenue, revenue to be recorded in future periods, increased by $1,522,000 as of March 31, 2002.

         The Reclassification is being made to more appropriately present certain charges in the Statements of Operations in accordance with current accounting practice. This reclassification does affect the Year ended June 30, 2002 and does not change the amount of reported revenues, operating income or net income for either of the two prior years that were affected.

         THE RESTATEMENT: The Company uses certain third-party software to calculate and account for revenues from renewals of its maintenance and support services contracts. The error, which was isolated and occurred only in a certain specific process, caused affected billing records to accelerate the timing of recognition of revenue, and consequently understate the amount of deferred revenue to be recognized in subsequent periods. Due to the limited number of records affected, the error was difficult to detect. After detection by Company personnel in July 2002, the third-party software provider identified the nature of the error and assisted the Company in determining which maintenance and support records had been affected. The error was associated with a specific version of the software and affected only the period from July 2000 to March 2002. The Company had already installed a newer version of the software in which properly accounts for revenue recognition in the specific affected process.

         For the nine months ended March 31, 2002, this restatement will reduce revenue by $312,000 or 0.4% of the previously reported revenue of $70,457,000. This decrease in revenue will increase the reported net loss for the nine-month period by 312,000 or 8.9% of the previously reported net loss of $3,504,000. The balance sheet account entitled Deferred revenue will increase as of March 31, 2002 by $1,522,000 or 9.9% from the previously reported balance of $15,398,000.

         For the year ended June 30, 2001, this restatement will reduce revenue by $1,210,000 or 1.0% of the previously reported revenue of $118,286,000. This decrease in revenue will increase the reported net loss for the year by 1,210,000 or 4.9% of the previously reported net loss of $24,854,000. The balance sheet account entitled Deferred revenue will increase as of June 30, 2001 by $1,210,000 or 6.3% from the previously reported balance of $19,067,000.

         The correction of the error by reporting period is presented in the table below (in thousands):

--------------------------------------------------------------------------------------------------------------
                                         TOTAL REVENUE  ADJUSTMENT   TOTAL         NET INCOME   NET INCOME
                                         AS PREVIOUSLY  OF REVENUE   REVENUE, AS   (LOSS), AS   (LOSS), AS
                                         REPORTED                    ADJUSTED      PREVIOUSLY   ADJUSTED
REPORTING PERIOD                                                                   REPORTED
--------------------------------------------------------------------------------------------------------------
Quarter ended September 30, 2000            $ 28,033      $    32        $ 28,065      $ (3,549)    $ (3,517)
--------------------------------------------------------------------------------------------------------------
Quarter ended December 31, 2000             $ 34,063      $  (207)       $ 33,856      $   (957)    $ (1,164)
--------------------------------------------------------------------------------------------------------------
Quarter ended March 31, 2001                $ 27,172      $  (838)       $ 26,334      $(15,348)    $(16,186)
--------------------------------------------------------------------------------------------------------------
Quarter ended June 30, 2001                 $ 29,018      $  (197)       $ 28,821      $ (5,000)    $ (5,197)
--------------------------------------------------------------------------------------------------------------
Year ended June 30, 2001                    $118,286      $(1,210)       $ 117,076     $(24,854)    $(26,064)
--------------------------------------------------------------------------------------------------------------
Quarter ended September 30, 2001            $ 24,918      $    53        $  24,971     $    144     $    197
--------------------------------------------------------------------------------------------------------------
Quarter ended December 31, 2001             $ 23,515      $  (144)       $  23,371     $ (2,699)    $ (2,843)
--------------------------------------------------------------------------------------------------------------
Quarter ended March 31, 2002                $ 22,024      $  (221)       $  21,803     $   (950)    $ (1,171)
--------------------------------------------------------------------------------------------------------------
Nine-months ended March 31, 2002            $ 70,457      $  (312)       $  70,145     $ (3,505)    $ (3,817)
--------------------------------------------------------------------------------------------------------------


         THE RECLASSIFICATION: For the years ended June 30, 2000 and 2001, the Company reported certain restructuring charges of $3,649,000 and $15,156,000, respectively, for employee separation costs, exit costs for contract terminations, accounts receivable write-offs and asset write-offs. All of these one-time charges were incurred in connection with the Company's efforts to return the Company to profitability through reductions in its worldwide workforce, elimination of non-essential costs and activities and to focus the business activities of the Company on its core strategy.

         The Company has determined that certain of these costs presented as restructuring and other charges are more appropriately presented on other lines within the Statement of Operations. While there is no impact to previously reported revenue, operating income or net income, the following reclassifications are being made within the line items indicated below:

For the year ended June 30, 2000 (in thousands):

-----------------------------------------------------------------------------------------------
                                                       AS
                                                   PREVIOUSLY       ADJUSTMENT        AS
                   LINE ITEM                        REPORTED                       ADJUSTED
-----------------------------------------------------------------------------------------------
Cost of revenue: Cost of license fees               $19,636        $ 1,868         $21,504
-----------------------------------------------------------------------------------------------
Operating expenses: Selling, general and            $56,790        $   714         $57,504
administrative
-----------------------------------------------------------------------------------------------
Operating expenses: Restructuring and other         $ 3,649        $(2,582)        $ 1,067
charges
-----------------------------------------------------------------------------------------------


For the year ended June 30, 2001 (in thousands):

-----------------------------------------------------------------------------------------------
                                                       AS
                                                   PREVIOUSLY       ADJUSTMENT        AS
                   LINE ITEM                        REPORTED                       ADJUSTED
-----------------------------------------------------------------------------------------------
Cost of revenue: Cost of license fees               $19,972        $ 1,913         $21,885
-----------------------------------------------------------------------------------------------
Operating expenses: Selling, general and            $56,007        $ 6,840         $62,847
administrative
-----------------------------------------------------------------------------------------------
Operating expenses: Restructuring and other         $15,156        $(8,753)        $ 6,403
charges
-----------------------------------------------------------------------------------------------


         As part of this reclassification, The Company is also providing additional breakout of its reported revenues for each of the years ended June 30, 2000 and 2001 to be consistent with the manner in which it currently reports such revenues. Commencing with the quarter ended December 31, 2001, the Company began to separately report its revenues from maintenance and support activities from its services activities. This additional revenue breakout does not change the amount of total revenue reported for either of these two periods, nor does it change reported operating or net income.

         The Company has included schedules as exhibits to this current report on Form 8-K showing the adjusted Statements of Operations for each of the years ended June 30, 2000 and 2001 and for the nine-months ended March 31, 2002.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         The following exhibits are filed with this Form 8-K:

         99(a)     Statements of Operations for the quarters included in and
                   for the year ended June 30, 2000, as adjusted.
         99(b)     Statements of Operations for the quarters included in and
                   for the year ended June 30, 2001, as adjusted.
         99(c)     Statements of Operations for the quarters included in and
                   for the nine-months ended March 31, 2002, as adjusted


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FRONTSTEP, INC.


Dated:   July 12, 2002              By:  /s/ Daniel P. Buettin
                                         -------------------------------------
                                         Daniel P. Buettin
                                         Vice President and Chief
                                         Financial Officer
                                         (on behalf of the Registrant and as
                                         Principal Financial Officer)

                                INDEX TO EXHIBITS



         99(a)     Statements of Operations for the quarters included in and
                   for the year ended June 30, 2000, as adjusted.
         99(b)     Statements of Operations for the quarters included in and
                   for the year ended June 30, 2001, as adjusted.
         99(c)     Statements of Operations for the quarters included in and
                   for the nine-months ended March 31, 2002, as adjusted



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